UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2018

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	001-35577	75-2640529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Throckmorton Street, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 817-761-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 13, 2018, KMG Chemicals, Inc., a Texas corporation, (“KMG” or the “Company”) held a special meeting of shareholders (the “Special Meeting”) at which the shareholders of KMG voted on (i) a proposal to approve and adopt the Agreement and Plan of Merger, dated as of August 14, 2018, as it may be amended from time to time, by and among KMG, Cabot Microelectronics Corporation, a Delaware corporation (“Cabot Microelectronics”), and Cobalt Merger Sub Corporation, a Texas corporation and a wholly owned subsidiary of Cabot Microelectronics (the “Merger Agreement”); (ii) the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the proposal to approve and adopt the Merger Agreement at the time of the Special Meeting or any adjournment or postponement thereof; and (iii) a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for KMG’s named executive officers in connection with the merger contemplated by the Merger Agreement (the “Merger”). For more information about the following matters, see KMG’s definitive proxy statement dated October 9, 2018.

Shareholders present in person or represented by proxy at the Special Meeting voted to approve the proposal to approve and adopt the Merger Agreement as follows:

For	12,359,676
Against	6,179
Abstain	28,952
Broker Non-Vote	0

Shareholders present in person or represented by proxy at the Special Meeting voted in favor of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the proposal to approve and adopt the Merger Agreement at the time of the Special Meeting or any adjournment or postponement thereof, as follows:

For	10,096,955
Against	2,267,368
Abstain	30,484
Broker Non-Vote	0

Shareholders present in person or represented by proxy at the Special Meeting did not approve the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for KMG’s named executive officers in connection with the Merger as follows:

For	4,457,736
Against	7,904,907
Abstain	32,164
Broker Non-Vote	0

There were 15,553,484 shares of common stock, par value $0.01 per share, of KMG outstanding as of October 4, 2018, the record date for the Special Meeting, and entitled to vote at the Special Meeting, of which 12,394,807 were present in person or represented by proxy at the Special Meeting. For each of the foregoing proposals, a quorum was present for the purposes of the vote.

KMG and Cabot Microelectronics expect the Merger to close on or about November 15, 2018.

Forward-Looking Statements

This report may contain certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of the Company, its expectations relating to the proposed transaction with Cabot Microelectronics and its future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about the Company’s management’s beliefs and expectations, are forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the Company’s current expectations depending upon a number of factors affecting the Company’s business and risks associated with the successful execution and integration of the proposed transaction with Cabot Microelectronics and the performance of Cabot Microelectronics’ businesses following such transaction. These factors include, among others, the successful completion of the proposed transaction with Cabot Microelectronics; the ability to finance the proposed transaction; the inherent uncertainty associated with financial projections; changes in economic and business conditions; the ability to successfully implement plans and other key strategies for the integration of the proposed transaction and the ability to recognize the anticipated synergies and benefits of the proposed transaction; the risk that the Company and Cabot Microelectronics will be unable to retain and hire key personnel; changes in financial and operating performance of major customers and industries and markets served by the Company or Cabot Microelectronics; the timing of orders received from customers of the Company or Cabot Microelectronics; the gain or loss of significant customers of the Company or Cabot Microelectronics; competitive pressures in all markets in which the Company and Cabot Microelectronics operate; changes in the demand for products; limitations or prohibitions on the manufacture and sale of products; availability of raw materials; changes in the cost of raw materials and energy; changes in markets in general; changes in laws and government regulation impacting operations or products; the occurrence of claims or litigation; the occurrence of natural disasters; political unrest affecting the global economy; political instability affecting manufacturing operations; changes in accounting standards; changes in the jurisdictional mix of the earnings of the Company or Cabot Microelectronics and changes in tax laws and rates; volatility and substantial uncertainties in the debt and equity markets; technology or intellectual property infringement; decisions that the Company or Cabot Microelectronics may make in the future; and such other risks and uncertainties detailed in the Company’s periodic public filings with the SEC, including, but not limited, to those discussed under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended July 31, 2018, in the Company’s subsequent filings with the SEC and in other investor communications of the Company from time to time. The Company does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ Roger C. Jackson	Date: November 13, 2018
Roger C. Jackson
Vice President, General Counsel and Secretary